UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 11, 2022

         Ford Credit Auto Lease Trust 2021-B

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-231819-07

Central Index Key Number: 0001880978

            Ford Credit Auto Lease Two LLC

(Exact Name of Registrant/Depositor as Specified in Charter)

Commission File Number: 333-231819

Central Index Key Number: 0001519881

           Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

                                Delaware

(State or Other Jurisdiction of Incorporation of the Registrant)

                                            13-4347114

(IRS Employer Identification No. of the Registrant)

c/o Ford Motor Company – Ford Credit SPE Management Office World Headquarters, Suite 802 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrant)	(Zip Code)

Registrant's telephone number, including area code: 313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 6.02	Change of Servicer or Trustee.

Pursuant to an Assignment and Assumption Agreement, dated as of January 28, 2022, between U.S. Bank National Association, a national banking association ("U.S. Bank N.A.") and U.S. Bank Trust Company, National Association, a national banking association ("U.S. Bank Trust Co.") and as a result of the transfer of substantially all of U.S. Bank N.A.'s corporate trust business to U.S. Bank Trust Co., effective as of July 11, 2022, U.S. Bank Trust Co. succeeded U.S. Bank N.A. as the indenture trustee (in such capacity, the "Indenture Trustee") under the Indenture, dated September 1, 2021 (the "Indenture"), between Ford Credit Auto Lease Trust 2021-B (the "Issuing Entity") and the Indenture Trustee, for the benefit of the noteholders. The duties and responsibilities of the Indenture Trustee, limitations on the Indenture Trustee's liability and indemnification under the transaction documents, contractual provisions regarding the Indenture Trustee's removal, replacement or resignation under the transaction documents, and other information contemplated by Item 1109(a)(3) through (6) of Regulation AB remains unchanged from the information described in the final prospectus, dated September 21, 2021 and filed with the Commission on September 23, 2021.

U.S. Bank N.A. made a strategic decision to reposition its corporate trust business by transferring substantially all of its corporate trust business to its affiliate, U.S. Bank Trust Co., a non-depository trust company (U.S. Bank N.A. and U.S. Bank Trust Co. are collectively referred to herein as "U.S. Bank"). Upon U.S. Bank Trust Co.'s succession to the business of U.S. Bank N.A., it became a wholly owned subsidiary of U.S. Bank N.A. The Indenture Trustee will maintain the accounts of the Issuing Entity in the name of the Indenture Trustee at U.S. Bank N.A.

U.S. Bancorp, with total assets exceeding $573 billion as of December 31, 2021, is the parent company of U.S. Bank N.A., the fifth largest commercial bank in the United States. As of December 31, 2021, U.S. Bancorp operated over 2,200 branch offices in 26 states. A network of specialized U.S. Bancorp offices across the nation provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, and institutions.

U.S. Bank has one of the largest corporate trust businesses in the country with office locations in 48 domestic and 2 international cities. The Indenture will be administered from U.S. Bank's corporate trust office located at 190 S. LaSalle Street, 7th Floor, Mail Code: MK-IL-SL7R, Chicago, Illinois 60603.

U.S. Bank has provided corporate trust services since 1924. As of December 31, 2021, U.S. Bank was acting as trustee with respect to over 118,000 issuances of securities with an aggregate outstanding principal balance of over $5.2 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

The Indenture Trustee shall make each monthly statement available to the noteholders via the Indenture Trustee's internet website at https://pivot.usbank.com. Holders of notes with questions, including regarding the use of the Indenture Trustee's internet website, may direct them to the Indenture Trustee's bondholder services group at (800) 934-6802.

As of December 31, 2021, U.S. Bank was acting as indenture trustee, registrar and paying agent on 160 issuances of automobile receivables-backed securities with an outstanding aggregate principal balance of approximately $69,296,700,000.

Item 9.01.	Financial Statements and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Not applicable

(d)       Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TWO LLC

	By:	/s/ Ryan Hershberger
	Name:	Ryan Hershberger
	Title:	President and Assistant Treasurer

Dated: July 11, 2022

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